UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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☐	Soliciting Material Pursuant to § 240.14a-12

Bio-Imaging Technologies, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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BIO-IMAGING TECHNOLOGIES, INC.

826 Newtown-Yardley Road

Newtown, Pennsylvania 18940-1721

To Our Stockholders:

You are most cordially invited to attend the 2005 Annual Meeting of Stockholders of Bio-Imaging Technologies, Inc. at 11:00 A.M., local time, on Wednesday, May 11, 2005, at the Sheraton Bucks County Hotel, 400 Oxford Valley Road, Langhorne, Pennsylvania.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented to the meeting.

It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.

Thank you for your continued support.

Sincerely,

Mark L. Weinstein
President and Chief Executive Officer

BIO-IMAGING TECHNOLOGIES, INC.

826 Newtown-Yardley Road

Newtown, Pennsylvania 18940-1721

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 11, 2005

The Annual Meeting of Stockholders (the “Meeting”) of Bio-Imaging Technologies, Inc., a Delaware corporation (the “Company”), will be held at the Sheraton Bucks County Hotel, 400 Oxford Valley Road, Langhorne, Pennsylvania, on Wednesday, May 11, 2005, at 11:00 A.M., local time, for the following purposes:

(1)	To elect eight directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

(2)	To approve the 2005 restatement of the Company’s 2002 Stock Incentive Plan, including an increase of 750,000 shares of the Company’s common stock available for issuance under the 2002 Stock Incentive Plan;

(3)	To ratify the appointment of PricewaterhouseCoopers LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2005; and

(4)	To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

Holders of our Common Stock, $0.00025 par value per share, of record at the close of business on April 6, 2005 are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be open to the examination of any stockholder at our principal executive offices at 826 Newtown-Yardley Road, Newtown, Pennsylvania for a period of 10 days prior to the Meeting and will be available for examination at the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

By Order of the Board of Directors

Ted I. Kaminer
Secretary

Newtown, Pennsylvania

April 15, 2005

Our 2004 Annual Report accompanies this Proxy Statement.

BIO-IMAGING TECHNOLOGIES, INC.

826 Newtown-Yardley Road

Newtown, Pennsylvania 18940-1721

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Bio-Imaging Technologies, Inc. (the “Company” or “Bio-Imaging”, “we”, “us” or “our”), of proxies to be voted at the Annual Meeting of Stockholders of Bio-Imaging to be held on Wednesday, May 11, 2005 (the “Meeting”), at the Sheraton Bucks County Hotel, 400 Oxford Valley Road, Langhorne, Pennsylvania, at 11:00 A.M., local time, and at any adjournment or adjournments thereof. Holders of record of Common Stock, $0.00025 par value (“Common Stock”), as of the close of business on April 6, 2005 will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were 11,062,445 shares of Common Stock issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on any matter presented at the Meeting. The aggregate number of votes entitled to be cast at the Meeting is 11,062,445.

If proxies in the accompanying form are properly executed and returned, the shares of Common Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted: (i) FOR the election of the eight nominees named below as directors; (ii) FOR the approval of the 2005 Restatement of the 2002 Stock Incentive Plan, including an increase of 750,000 shares of our Common Stock available for issuance under the 2005 Restatement; (iii) FOR the ratification of the appointment of PricewaterhouseCoopers LLP, as our independent registered public accounting firm for the year ending December 31, 2005; and (iv) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of Bio-Imaging, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

The presence, in person or by proxy, of holders of shares of Common Stock having a majority of the votes entitled to be cast at the Meeting shall constitute a quorum. The affirmative vote by the holders of a plurality of the shares of Common Stock represented at the Meeting is required for the election of directors, provided a quorum is present in person or by proxy. Provided a quorum is present in person or by proxy, all other actions proposed herein, other than the election of directors, may be taken upon the affirmative vote of stockholders possessing a majority of the voting power present or represented at the Meeting and entitled to vote.

Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

This Proxy Statement, together with the related proxy card, is being mailed to our stockholders on or about April 15, 2005. The Annual Report to Stockholders of Bio-Imaging for the fiscal year ended December 31, 2004, referred to as fiscal 2004, including financial statements (the “Annual Report”), is being mailed together with this Proxy Statement to all stockholders of record as of April 6, 2005. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of the Annual Report so that such record holders could supply such materials to beneficial owners as of April 6, 2005.

ELECTION OF DIRECTORS

At the Meeting, eight directors are to be elected (which number shall constitute our entire Board of Directors) to hold office until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified.

It is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby, unless otherwise specified in the proxy, for the election as directors of the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are at present directors of Bio-Imaging. In the event any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

The following are the nominees for election to the Board of Directors and all are current members of the Board of Directors:

Name	Age	Served as a Director Since	Position with the Company
Mark L. Weinstein	52	1998	President, Chief Executive Officer and Director

Jeffrey H. Berg, Ph.D.	61	1994	Director

Richard F. Cimino.	45	2005	Director

E. Martin Davidoff, CPA, Esq.	53	2004	Director

David E. Nowicki, D.M.D.	53	1998	Chairman of the Board and Director

David M. Stack	53	2000	Director

Paula B. Stafford	40	2001	Director

James A. Taylor, Ph.D.	65	1994	Director

The principal occupations and business experience, for at least the past five years, of each director and nominee is as follows:

Mr. Weinstein has been a Director of Bio-Imaging since March 1998 and has served as the President and Chief Executive Officer of Bio-Imaging since February 1998. Mr. Weinstein also served as the Chief Financial Officer of Bio-Imaging from January 31, 2000 to February 18, 2003. Mr. Weinstein joined Bio-Imaging in June 1997 as Senior Vice President, Sales and Marketing and was appointed Interim Chief Executive Officer in December 1997. Prior to joining Bio-Imaging, from September 1996 to May 1997, he was the Chief Operating Officer of Internet Tradeline, Inc., an internet-based electronic solutions provider. From July 1991 to August 1996, Mr. Weinstein worked for Medical Economics Company, an international health care information company and wholly-owned division of The Thomson Corporation. He held several senior management positions at Medical Economics Company with his last position being President and Chief Operating Officer of the International Group.

Dr. Berg has been a Director of Bio-Imaging since January 1994, and is currently the Director of Medical Technology for Crystal Research Associates. He was an analyst for HCFP/Brenner Securities from May 2002 to January 2004 and has been President of Health Care Insights, a healthcare research and consulting firm, since March

1991. From September 1995 to May 2002, Dr. Berg was a senior research analyst for MH Meyerson, a brokerage firm. While President of Health Care Insights, from January 1994 to June 1995, Dr. Berg also served as a financial analyst for GKN Securities Corp. (“GKN”), an investment banking firm which served as the underwriter in the Company’s June 1992 public offering, and was a financial analyst from March 1992 until December 1992 for The Chicago Corporation, a brokerage firm. Dr. Berg also is a member of the Board of Directors of Dexterity Surgical, Inc., a publicly traded medical supply company (DEXT.OB), and is a member of the Compensation Committee of Dexterity Surgical.

Mr. Cimino has been a Director of Bio-Imaging since February 2005. Mr. Cimino joined Covance in December 2003. He is President, Late Stage Development Services and Corporate Senior Vice President Covance, Inc. and is responsible for the global Clinical Development, Periapproval, IVRS and Central Diagnostics businesses. Mr. Cimino is a member of the Global Leadership Council, Operational Excellence Council and reports to the President and Chief Executive Officer. Prior to joining Covance, Mr. Cimino was General Manager, Americas Health Imaging and Corporate Vice President of the Eastman Kodak Company from January 2001 to July 2003. Prior to that time, he held senior management positions in multiple lines of business over a 20-year career at Kodak. These included General Manager for the Health Group’s Americas business. In addition, he was the Chief Marketing Officer for the Health Group responsible for global marketing communications, investor relations, and strategy and business development. Mr. Cimino also managed Kodak’s Digital Health Imaging business. Mr. Cimino holds a Bachelor’s degree in Biology from the State University of New York at Geneseo.

Mr. Davidoff has been a Director of Bio-Imaging since May 2004 and has operated his own tax practice, as both a certified public accountant and tax attorney, since 1980. He currently serves on the Executive Committee and as the national Chair of the Internal Revenue Service Tax Liaison Committee for the American Association of Attorney-Certified Public Accountants. Mr. Davidoff has also held several positions in various professional associations and service organizations, such as the New Jersey Society of Certified Public Accountants, the American Institute of Certified Public Accountants and the National Federation of Independent Businesses. In 1995, Mr. Davidoff was appointed by then Governor Christine Todd Whitman to the White House Conference on Small Business. Mr. Davidoff received his Bachelor of Science (S.B.) from Massachusetts Institute of Technology and his M.B.A. from Boston University Graduate School of Management. In addition, he received his J.D. from Washington University School of Law.

Dr. Nowicki has been a Director of Bio-Imaging since July 1998 and was appointed Chairman of the Board of Directors of Bio-Imaging in October 1999. Dr. Nowicki has had a private practice in periodontics and dental implants since September 1981. Dr. Nowicki received his DMD from the University of Medicine and Dentistry of New Jersey in 1976. He completed his postdoctoral training in Periodontology in 1978 and subsequently served on the postgraduate faculty of the University of Medicine and Dentistry of New Jersey as an associate clinical professor until 1994. He has lectured nationally about periodontology, computer imaging for implant surgery, and systems thinking in health care.

Mr. Stack has been a Director of Bio-Imaging since January 2000. Mr. Stack currently is the President of Stack Pharmaceuticals, Inc., a commercialization, marketing and strategy firm serving emerging healthcare companies. From September 2001 until August 2004 he was President, Chief Executive Officer and Director for The Medicines Company (NASDAQ: MDCO). Prior to The Medicines Company he was also the President of Stack Pharmaceuticals, Inc., where MDCO was one of the primary customers. From May 1995 to December 1999, Mr. Stack served as the President and General Manager of Innovex Inc., responsible for the Americas. Innovex Inc. was a commercial solutions company offering a full range of marketing, sales and clinical research capabilities to pharmaceutical and biotechnology customers. From April 1993 to May 1995, Mr. Stack was the Vice President of Business Development and Marketing for Immunomedics, Inc., a biopharmaceutical focusing on monoclonal antibodies in infectious disease and oncology. From May 1992 to March 1993, Mr. Stack had been the Director of Business Development and Planning for Infectious Disease, Oncology and Virology of Roche Laboratories where he was the Therapeutic World Leader for Infectious Disease. Prior to that, he held various positions with Roche Laboratories for approximately 11 years, and was a retail and hospital pharmacist for three years after graduating from Albany College of Pharmacy.

Ms. Stafford has been a Director of Bio-Imaging since November 2001. In September 2004, Ms. Stafford was appointed Executive Vice President, Client and Site Operations, Clinical Development Services for Quintiles Americas. From May 2003 to September 2004, Ms. Stafford was Executive Vice President, General Manager Southeast Region, Clinical Development Services for Quintiles, Inc. Prior to May 2003, Ms. Stafford held the position of Executive Vice President, Scientific Operations, Clinical Development Services for Quintiles, Inc. since February 2000. From 1997 to 2000, Ms. Stafford was Head of Business Development for Quintiles CRO division in the Americas. Prior to that, Ms. Stafford had various roles within Quintiles and has more than 20 years experience in drug development. Ms. Stafford currently serves on the Board of Visitors for the Department of Psychiatry at the University of North Carolina at Chapel Hill. Ms. Stafford holds a Bachelor of Science and a Masters in Public Health, both from the University of North Carolina at Chapel Hill, with her specialization in Biostatistics.

Dr. Taylor has been a Director of Bio-Imaging since October 1994, has been a partner at Merchant-Taylor International, Inc., a bio-pharmaceutical consulting firm, since May 1995 and has been President of Taylor Associates, a regulatory and product development consulting firm since October 1992. From 1987 to 1992, Dr. Taylor was Vice President and Chief Regulatory Officer of ImmunoGen Inc., a pharmaceutical company. From 1983 to 1987, he was Vice President, Regulatory Affairs of Carter-Wallace, Inc. Prior to that, Dr. Taylor was employed in various capacities by ICI Pharmaceuticals for four years and Pfizer Central Research for 12 years.

None of our directors is related to any other director or to any of our executive officers, and none of our executive officers serves as a member of the board or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our board or compensation committee.

Under a prior stock purchase agreement, we had agreed to take all actions necessary to nominate and cause the election to the Board of Directors of up to three designees of Covance, Inc., a substantial stockholder of Bio-Imaging. Such obligation terminates at such time as Covance owns less than 200,000 shares of our Common Stock. Covance has designated Mr. Cimino as a nominee for director for the 2005 fiscal year. Covance has reserved all rights under its agreement with Bio-Imaging for subsequent years.

The Board of Directors recommends that Stockholders vote FOR each of the nominees for the Board of Directors.

Corporate Governance Guidelines

Our Board of Directors has long believed that good corporate governance is important to ensure that we are managed for the long-term benefit of our stockholders. During the past year, our Board has continued to review our governance practices in light of the Sarbanes-Oxley Act of 2002, the new rules and regulations of the Securities and Exchange Commission (the “SEC”) and the new listing standards of the NASDAQ Stock Market, Inc. (“NASDAQ”).

Our Board of Directors has adopted corporate governance guidelines to assist it in the exercise of its duties and responsibilities and to serve the best interests of Bio-Imaging and its stockholders. These guidelines, which provide a framework for the conduct of the Board’s business, include that:

•	the principal responsibility of the directors is to oversee the management of Bio-Imaging;

•	a majority of the members of the Board shall be independent directors;

•	the independent directors met regularly in executive session;

•	directors have full and free access to management and, as necessary and appropriate, independent advisors;

•	new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

•	at least annually, the Board and its committees will conduct a self-evaluation to determine whether they are functioning effectively.

Board Determination of Independence

Under NASDAQ rules that become applicable to Bio-Imaging on the date of the Annual Meeting of Stockholders, a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors has determined that each of Dr. Berg, Mr. Cimino, Mr. Davidoff, Dr. Nowicki, Mr. Stack, Ms. Stafford and Dr. Taylor do not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under Rule 4200(a)(15) of the NASDAQ Marketplace Rules.

Committees and Meetings of the Board

There were five (5) regular meetings of the Board of Directors during fiscal 2004, either in person or by teleconference. During this period, each member of the Board of Directors attended more than 75% of the aggregate of: (i) the total number of meetings of the Board of Directors (held during the period for which such person has been a director); and (ii) the total number of meetings held by all committees of the Board of Directors on which each such director served (during the periods such director served).

The Board of Directors has three standing committees – the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee – each which operates under a charter that has been approved by the Board.

Audit Committee. The primary responsibilities of the Audit Committee, as more fully set forth in the Audit Committee Charter adopted on September 1, 2000, as amended and restated on February 5, 2003 and March 26, 2004 and as previously provided and posted on our website at www.bioimaging.com include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of certain reports from our independent registered public accounting firm;

•	reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	overseeing our internal audit function;

•	discussing our risk management policies;

•	establishing policies regarding hiring employees from our independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our internal auditing staff, independent registered public accounting firm and management; and

•	preparing the audit committee report required by SEC rules, which is included on page 13 of this proxy statement.

During fiscal 2004, the Audit Committee had been, and is currently, comprised of David E. Nowicki, D.M.D., E. Martin Davidoff, CPA, Esq. and David M. Stack. The Audit Committee held four (4) meetings in fiscal 2004.

Each Audit Committee member is an independent member of the Board of Directors as defined under the new NASDAQ rules that become applicable to us on the date of our Annual Meeting of Stockholders, including the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended. In addition, each Audit Committee member is independent as defined by the NASDAQ rules that apply to us until the date of our Annual Meeting of Stockholders. As an independent director of our Board of Directors, each Audit Committee member is not an officer or employee of Bio-Imaging or its subsidiaries or does not have a relationship which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our Board of Directors has determined that Mr. Stack and Mr. Davidoff, current directors and members of the Audit Committee, are each an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K.

Compensation Committee. The primary responsibilities of the Compensation Committee, as more fully set forth in the Compensation Committee Charter adopted on March 26, 2004 and as previously provided and posted on our website at www.bioimaging.com include:

•	annually reviewing and approving corporate goals and objectives relevant to CEO compensation;

•	reviewing and approving, or recommending for approval by the Board, the salaries and incentive compensation of our executive officers;

•	administering our 1991 Stock Option Plan, as amended (the “1991 Plan”) and our 2002 Stock Incentive Plan (the “2002 Plan”); and

•	reviewing and making recommendations to the Board with respect to director compensation.

In addition, the Compensation Committee periodically reviews the potential effect of Section 162(m) and uses its judgment to authorize compensation payments that may be subject to the limit when the Compensation Committee believes such payments are appropriate and in the best interests of Bio-Imaging and our stockholders, after taking into consideration changing business conditions and the performance of our employees. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to a company’s CEO and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met.

The Compensation Committee held two (2) meetings in fiscal 2004. The Compensation Committee is currently comprised of James A. Taylor, Ph.D., Jeffrey H. Berg, Ph.D. and Paula B. Stafford. The members of the Committee are independent, as independence for Compensation Committee members is defined under the NASDAQ rules, and are deemed to be non-employee directors for purposes of Section 162(m) of the Code and Rule 16b-3 of the Exchange Act.

Nominating and Corporate Governance Committee. The primary responsibilities of the Nominating and Corporate Governance Committee, as more fully set forth in the Nominating and Corporate Governance Committee Charter adopted on March 26, 2004 and as previously provided and posted on our website at www.bioimaging.com include:

•	identifying individuals qualified to become our board members;

•	evaluating and recommending to the Board of Directors the persons to be nominated for election as directors at any meeting of stockholders and each of our board’s committees;

•	reviewing and making recommendations to our board with respect to management succession planning;

•	developing and recommending to the Board of Directors a set of corporate governance principles applicable to Bio-Imaging; and

•	overseeing the evaluation of the Board of Directors.

During fiscal 2004, the Nominating and Corporate Governance Committee had been, and is currently, comprised of David E. Nowicki, D.M.D. and James A. Taylor, Ph.D. Both members of the Committee are independent, as independence for Nominating and Corporate Governance Committee members is defined under the NASDAQ rules. The Committee held one (1) meeting in fiscal 2004.

Director Candidates

The process followed by the Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Committee and the Board.

In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating and Corporate Governance Committee will apply the criteria contained in the Committee’s charter. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our Common Stock for at least one year as of the date such recommendation is made, to: Nominating and Corporate Governance Committee, c/o Corporate Secretary, Bio-Imaging Technologies, Inc., 826 Newtown-Yardley Road, Newtown, Pennsylvania 18940-1721. Assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Communicating with the Independent Directors

Our Board of Directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The Chairman of the Board, with the assistance of our outside counsel, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he considers appropriate. Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chairman considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which the Company tends to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to the Board should address such communications to: Board of Directors c/o Corporate Secretary, Bio-Imaging Technologies, Inc., 826 Newtown-Yardley Road, Newtown, Pennsylvania 18940-1721.

Code of Business Conduct and Ethics

We have adopted a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Business Conduct and Ethics contains written standards designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely, and understandable disclosure in reports and documents filed with the SEC;

•	compliance with applicable governmental laws, rules and regulations;

•	the prompt internal reporting of violations of our Code of Ethics to an appropriate person or persons identified in our Code of Ethics; and

•	accountability for adherence to our Code of Ethics.

Each of our employees, officers and directors completed a signed certification to document his or her understanding of and compliance with our Code of Ethics. A copy of our Code of Business Conduct and Ethics may be obtained from our website at www.bioimaging.com.

Report of the Audit Committee

The Audit Committee has furnished the following report:

To the Board of Directors of Bio-Imaging Technologies, Inc.:

The Audit Committee of our board of directors is currently composed of three members and acts under a written charter adopted on September 1, 2000, and amended and restated on February 5, 2003 and March 26, 2004. The current members of the Audit Committee are independent directors, as defined by its charter and the rules of the NASDAQ Stock Market, Inc., and possess the financial sophistication required by such charter and rules. The Audit Committee held four meetings during fiscal 2004.

Management is responsible for our financial reporting process including its system of internal controls and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent registered public accounting firm is responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes. As appropriate, the Audit Committee reviews and evaluates, and discusses with our management and our independent registered public accounting firm, the following:

•	the plan for, and the independent registered public accounting firm’s report on, each audit of our financial statements;

•	the independent registered public accounting firm’s review of our unaudited interim financial statements;

•	our financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders;

•	our management’s selection, application and disclosure of critical accounting policies;

•	changes in our accounting practices, principles, controls or methodologies;

•	significant developments or changes in accounting rules applicable to us; and

•	the adequacy of our internal controls and accounting and financial personnel.

The Audit Committee reviewed and discussed with our management our audited financial statements for the year ended December 31, 2004. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards No. 61, 89 and 90 (Communication with Audit Committees) with our independent registered public accounting firm. These standards require our independent registered public accounting firm to discuss with our Audit Committee, among other things, the following:

•	methods used to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.

Our independent registered public accounting firm also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors annually to disclose in writing all relationships that, in the auditor’s professional opinion, may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with our independent registered public accounting firm their independence from the Company. The Audit Committee also considered whether our independent registered public accounting firm’ provision of certain other non-audit related services to the Company is compatible with maintaining our auditors’ independence.

Based on our discussions with management and our independent registered public accounting firm, and our review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to our board of directors that the audited financial statements referred to above be included in our Annual Report on Form 10-KSB for the year ended December 31, 2004.

By the Audit Committee of the Board of Directors of Bio-Imaging Technologies, Inc.

/s/ David E. Nowicki, D.M.D.
David E. Nowicki, D.M.D Audit Committee Chairman

/s/ E. Martin Davidoff, CPA, Esq.
E. Martin Davidoff, CPA, Esq. Audit Committee Member

/s/ David M. Stack
David M. Stack Audit Committee Member

Compensation Committee Report on Executive Compensation

The Compensation Committee has furnished the following report:

Our executive compensation policy is designed to attract and retain highly qualified individuals for our executive positions and to provide incentives for such executives to achieve maximum Company performance by aligning the executives’ interest with that of stockholders by basing a portion of compensation on corporate performance.

The Compensation Committee reviews and determines base salary levels for our executive officers on an annual basis and determines actual bonuses after the end of the fiscal year based upon Company and individual performance. Additionally, the Compensation Committee administers all of our stock incentive plans.

Our executive officer compensation program is comprised of base salary, discretionary annual cash bonuses, stock awards and various other benefits, including health insurance and a 401(k) Plan, which are generally available to all of our employees.

Salaries are established in accordance with industry standards through review of publicly available information concerning the compensation of officers of comparable companies. Consideration is also given to relative responsibility, seniority, individual experience and performance. Salary increases are generally made based on increases in the industry for similar companies with similar performance profiles and/or attainment of certain division or Company goals. The base salary level for the Company’s executive officers for the 2004 fiscal year ranged within the median of the base salary levels in effect for executive officers with comparable positions at the peer group companies, based on the published 2003 fiscal year data for those companies.

In selecting companies to survey for such compensation purposes, the Compensation Committee considered many factors not directly associated with the stock price performance of those companies, such as geographic location, development stage, organizational structure and market capitalization. For this reason, there is not a meaningful correlation between the companies included within the peer group identified for comparative compensation purposes and the companies included within the Nasdaq Health Care Index which the Company has selected as the industry index for purposes of the stock performance graph appearing later in this Proxy Statement.

Bonuses are paid on an annual basis and are discretionary. The amount of bonus is based on criteria designed to effectively measure a particular executive’s attainment of goals which relate to his or her duties and responsibilities as well as overall Company performance. In general, the annual incentive bonus is based on specific financial and non-financial objectives and the executive’s individual performance in meeting the designated objectives.

The stock option program is designed to relate executives’ and certain middle managers’ and other key personnel’s long-term interests to stockholders’ long-term interests. In general, stock option awards are granted if warranted by our growth and profitability. Stock options are awarded on the basis of individual performance and/or the achievement of internal strategic objectives.

The option grants are designed to align the interests of each executive officer with those of the Company’s stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the individual to acquire shares of the Company’s Common Stock at a fixed price per share (the closing market price on the grant date) over a specified period of time (up to 10 years). Each option generally vests and becomes exercisable in installments over the executive officer’s continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if the executive officer remains employed by the Company during the applicable vesting period, and then only if the market price of the underlying shares appreciates over the option term.

The number of shares subject to each option grant is set at a level intended to create a meaningful opportunity for stock ownership based on the officer’s current position with the Company, the size of comparable awards made to individuals in similar positions within the industry, the individual’s potential for increased responsibility and promotion over the option term, and the individual’s personal performance in recent periods. The Compensation Committee also takes into account the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. However, the Compensation Committee does not adhere to any specific guidelines as to the relative option holdings of the Company’s executive officers.

CEO Compensation. The Committee established the Chief Executive Officer’s total annual compensation based on the size, complexity and historical performance of our business, our position as compared to our peers in the industry, and the specific challenges faced by us during the year, such as changes in the market for information technology products and services and other industry factors. No specific weight was assigned to any of the criteria relative to the Chief Executive Officer’s compensation.

With respect to the Chief Executive Officer’s base salary, it is the Compensation Committee’s intent to provide him with a level of stability and certainty each year and not have this particular component of compensation affected to any significant degree by corporate performance factors. For the 2004 fiscal year, the Committee increased his base salary from $257,642 in effect for fiscal 2003 to $273,442 for fiscal 2004. Accordingly, the Chief Executive Officer’s base salary for the 2004 fiscal year was at approximately the median of the base salaries paid to the chief executive officers of the peer group companies. The Chief Executive Officer was also eligible for a cash bonus for the 2004 fiscal year which was conditioned in part on the Company’s attainment of specified performance goals tied to, among other things, the same sales and income targets in effect for the Company’s other executive officers for the 2004 fiscal year and in part upon his contribution to the attainment of those goals. Based on the Company’s performance for the 2004 fiscal year, no bonus was awarded to the Chief Executive Officer. The Compensation Committee increased the Chief Executive Officer’s base salary to $290,000 for fiscal 2005.

On March 28, 2005, the Compensation Committee approved a new employment agreement with the Chief Executive Officer. The terms of that agreement are summarized in the section of the proxy statement entitled “Employment Contracts, Termination of Employment and Change in Control Arrangements.” The Compensation Committee felt that the new agreement was warranted in order to provide a meaningful incentive to the Chief Executive Officer to remain in the Company’s employ and contribute to the Company’s growth and future financial success. In order to augment those objectives, the Compensation Committee also approved a restricted stock award to the Chief Executive Officer of up to 25,000 shares in each of fiscal 2005 and fiscal 2006, which would be granted only if the Company achieves certain pre-established performance targets in each of those years tied to, among other things, revenue, income and new business signings. The Compensation Committee believes that the new employment agreement and the restricted stock awards provide a competitive compensation package which will provide a substantial incentive to the Chief Executive Officer to direct the efforts of the Company’s management to the creation of stockholder value in the form of stock price appreciation and the attainment of future growth and financial success.

Tax Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to our CEO and the four other most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The Compensation Committee reviews the potential effect of Section 162(m) periodically and uses its judgment to authorize compensation payments that may be subject to the limit when the Compensation Committee believes such payments are appropriate and in our best interests and the best interest of our stockholders, after taking into consideration changing business conditions and the performance of our employees. The Compensation Committee believes it is important to maintain cash and equity incentive compensation at the requisite level to attract and retain the executive officers essential to the Company’s growth and financial success, even if all or part of that compensation may not be deductible by reason of the Section 162(m) limitation. However, for the 2004 fiscal year, the total amount of compensation paid by the Company (whether in the form of cash payments or upon the exercise or vesting of equity awards) should be deductible and not affected by the Section 162(m) limitation.

By the Compensation Committee of the Board of Directors of Bio-Imaging Technologies, Inc.

/s/ James A. Taylor, Ph.D.
James A. Taylor, Ph.D. Compensation Committee Chairman

/s/ Jeffrey Berg, Ph.D.
Jeffrey Berg, Ph.D. Compensation Committee Member

/s/ Paula B. Stafford
Paula B. Stafford Compensation Committee Member

Compensation of Directors

Each non-employee director, except Mr. Cimino and James A. Bannon, Pharm.D. (as previously disclosed, Mr. Bannon was the Covance designee for fiscal 2004 until his resignation from our Board on January 19, 2005, and he was subsequently replaced with Mr. Cimino), received annual compensation for serving on the Board of Directors for fiscal 2004 of $15,000, except for Dr. Nowicki, the Chairman of the Board, who received $25,000, which is to be paid in equal quarterly cash installments. In addition, each non-employee director, except for Mr. Cimino and Mr. Bannon, was granted an option to purchase 15,000 shares of our Common Stock, with an exercise price based on the fair market value of our Common Stock on the date of grant, and such options shall vest one-twelfth (1/12) on each one-month anniversary from the date of grant. Moreover, such options are subject to a pro-rata reduction if a director attends, with respect to the applicable year, less than seventy-five percent (75%) of all Board of Directors meetings and all meetings of any Committee on which he or she serves. Additional payments were made to Committee Members as follows: $5,000 to each Audit Committee Member; $3,000 to each Compensation Committee Member; and $2,000 to each Nominating and Corporate Governance Committee Member. In addition, all directors were and currently are reimbursed for their expenses for each Board meeting and each Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee meeting attended.

The following directors were granted options under the 2002 Plan during fiscal 2004:

Director	Number of Shares Underlying Options Granted	Grant Date	Exercise Price Per Share
Jeffrey H. Berg, Ph.D.	15,000	May 10, 2004	$5.10
E. Martin Davidoff.	15,000	May 10, 2004	$5.10
David E. Nowicki, D.M.D.	15,000	May 10, 2004	$5.10
David M. Stack	15,000	May 10, 2004	$5.10
Paula B. Stafford	15,000	May 10, 2004	$5.10
James A. Taylor, Ph.D.	15,000	May 10, 2004	$5.10

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, officers and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act (collectively, the “Reporting Persons”) to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such forms received by us and upon written representations of our Reporting Persons received by us, we believe that there has been compliance with all Section 16(a) filing requirements applicable to such Reporting Persons.

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Capacities in Which Served	In Current Position Since
Mark L. Weinstein(1)	52	President and Chief Executive Officer	February 1998
Ted I. Kaminer(2)	46	Senior Vice President and Chief Financial Officer	February 2003
Colin G. Miller, Ph.D.(3)	44	Senior Vice President of Business Development	December 2003
David A. Pitler(4)	50	Senior Vice President of Operations	December 2003

(1)	Mr. Weinstein assumed the responsibilities of Chief Financial Officer of Bio-Imaging from January 31, 2001 to February 18, 2003, in addition to serving as our President and Chief Executive Officer.

(2)	Mr. Kaminer joined Bio-Imaging in February 2003 as our Senior Vice President and Chief Financial Officer. Prior to joining Bio-Imaging, from May 2002 to February 2003, Mr. Kaminer served as Chief Financial Officer and Vice President of ION Networks Inc., and from October 2000 to April 2002, Mr. Kaminer was an independent consultant. From March 1998 to September 2000, Mr. Kaminer served as Senior Vice President of Finance and Chief Financial Officer of CMPExpress. Previously, he spent twelve years with various investment banking firms in the corporate finance area.

(3)	Dr. Miller joined Bio-Imaging in May 1999 as our Vice President of Business Development when we acquired Bona Fide Ltd. In December 2003, Dr. Miller was appointed Senior Vice President of Business Development. In November 2000, Dr. Miller was appointed an executive officer of Bio-Imaging. Dr. Miller was the Director of Clinical Services at Bona Fide Ltd. from February 1994 until May 1999. Prior to his position at Bona Fide Ltd., Dr. Miller spent 10 years with various pharmaceutical companies and medical facilities in the clinical research area.

(4)	Mr. Pitler joined Bio-Imaging in March 2000 as our Vice President of Operations. In December 2003, Mr. Pitler was appointed Senior Vice President of Operations. In November 2000, Mr. Pitler was appointed an executive officer of Bio-Imaging. Mr. Pitler spent four years, from April 1996 until February 2000, at Medical Economics Company, an international health care information company and wholly-owned division of The Thomson Corporation, as Vice President of Production and formerly as Vice President of Integration. From 1981 to 1996, Mr. Pitler held various positions with information processing companies.

None of our executive officers is related to any other executive officer or to any director of Bio-Imaging. Our executive officers are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

EXECUTIVE COMPENSATION

Summary of Compensation in Fiscal 2004

The following Summary Compensation Table sets forth information concerning compensation for services rendered in all capacities to us and our subsidiaries for the years ended December 31, 2002, 2003 and 2004 which was awarded to, earned by or paid to each person who served as our Chief Executive Officer at any time during 2004 and each other of our executive officers whose aggregate cash compensation for the 2004 fiscal year exceeded $100,000 (collectively, the “Named Executive Officers”). No other individual who would have been included in such table by reason of salary and bonus for the 2004 fiscal year terminated employment or otherwise ceased executive officer status during that year.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d) (1)	Other Annual Compensation ($) (e) (2)	Securities Underlying Options (#) (g)	All Other Compensation ($) (i)
Mark L. Weinstein President, Chief Executive Officer and Chief Financial Officer(3)	2004 2003 2002	273,442 257,642 230,595	— 43,437 105,657	— — —	— — —	780 840 1,238	(4) (4) (4)

Ted I. Kaminer Senior Vice President, Chief Financial Officer(3)	2004 2003 2002	183,683 150,769 —	— 65,240 —	— — —	25,000 100,000 —	780 720 —	(4) (4)

Colin G. Miller, Ph.D. Senior Vice President of Business Development	2004 2003 2002	153,875 147,202 135,000	— 55,361 53,190	— — —	17,500 10,000 —	739 707 1,137	(4) (4) (4)

David A. Pitler Senior Vice President of Operations	2004 2003 2002	158,270 148,558 135,000	— 55,920 53,190	— — —	25,000 20,000 —	570 535 904	(4) (4) (4)

(1)	The bonuses received by the Named Executive Officers for the year ended December 31, 2003 were paid in February 2004, but earned in fiscal 2003. The Bonuses received by the Named Executive Officers for the year ended December 31, 2002 were paid in February 2003, but earned during fiscal 2002.

(2)	In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits have been omitted in those instances where such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus for the Named Executive Officer for the fiscal year.

(3)	Mr. Weinstein served as our Chief Financial Officer from January 31, 2001 to February 18, 2003, when Mr. Kaminer was appointed Senior Vice President and Chief Financial Officer.

(4)	Such amounts represent our matching contributions to the Named Executive Officers individual Bio-Imaging Technologies, Inc.’s Employees Savings Plan.

Option Grants in Fiscal 2004

The following table sets forth information concerning individual grants of stock options made pursuant to the 2002 Plan during fiscal 2004 to each of the Named Executive Officers. We have never granted any stock appreciation rights.

OPTION GRANTS IN LAST FISCAL YEAR

Individual Grants

Name (a)	Number of Securities Underlying Options Granted (#) (b)	Percent of Total Options Granted to Employees in Fiscal Year (%) (c)(1)	Exercise or Base Price ($/Sh) (d)	Expiration Date (e)
Mark L. Weinstein(2)	—	—	—	—
Ted I. Kaminer(3)	25,000	12%	7.03	February 9, 2014
Colin G. Miller, Ph.D(3).	17,500	8%	7.03	February 9, 2014
David A. Pitler(3)	25,000	12%	7.03	February 9, 2014

(1)	Based on an aggregate of 206,100 options granted to employees in fiscal 2004.

(2)	On January 31, 2005, in connection with his employment agreement dated February 1, 2002, we issued 30,000 shares of restricted stock to Mark L. Weinstein, our President and Chief Executive Officer, as required pursuant to the terms of his employment agreement. The shares had an aggregate fair market value of $154,500 on the issuance date based upon a closing price of our Common Stock of $5.15 per share on January 31, 2004, and such shares are fully vested.

(3)	The options were granted as nonstatutory stock options and terminate on the expiration date, subject to earlier termination on the optionee’s death, disability or termination of employment with Bio-Imaging. Options are not assignable or otherwise transferable except by will or the laws of descent and distribution. Subject to certain criteria, such options become exercisable to the extent of 25% on the 1st anniversary of the date of grant and the remainder will vest monthly over 36 months.

Aggregated Option Exercises in Fiscal 2004 and Fiscal Year-End Option Values

The following table sets forth information concerning each exercise of options during fiscal 2004 by each of the Named Executive Officers and the fiscal year-end value of unexercised in-the-money options.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

Name (a)	Shares Acquired on Exercise (#) (b)	Value Realized ($) (c)(2)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#) Exercisable/ Unexercisable (d)	Value of Unexercised In-the-Money Options at Fiscal Year-End ($) Exercisable/ Unexercisable (e) (1)
Mark L. Weinstein	—	—	450,000/0	$2,466,000/$0
Ted I. Kaminer	—	—	70,833/54,167	$388,167/$159,833
Colin G. Miller, Ph.D.	—	—	105,000/17,500	$575,400/$0
David A. Pitler	—	—	147,000/25,000	$805,560/$0

(1)	Based on a fiscal year end fair market value of the underlying securities equal to $5.48 per share, which was the closing price of our Common Stock on December 31, 2004.

(2)	Based on the market price of the purchased shares on the exercise date less the option exercise price paid for those shares.

Equity Compensation Plan Information

The following table provides information as of December 31, 2004 with respect to the shares of our Common Stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options(1)	Weighted Average Exercise Price of Outstanding Options	Number of Securities Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans that have been approved by security holders	1,943,758	$2.21	143,550	(2)
Equity compensation plans not approved by security holders	—	—	—

Total	1,943,758	$2.21	143,550	(2)

(1)	Includes 746,283 options granted under the 2002 Plan and 1,197,475 options granted under the 1991 Plan.

(2)	Represents shares of our Common Stock issuable pursuant to the 2002 Plan. We do not intend to grant any additional options under the 1991 Plan.

Employment Contracts, Termination of Employment, and Change-in-Control Arrangements

On March 28, 2005 and upon recommendation of the Compensation Committee, we executed an employment agreement with Mr. Weinstein for a two-year period, beginning as of February 1, 2005 and ending on February 28, 2007. The terms and conditions of the employment agreement are: (i) an annual base salary of $290,000 in addition to certain benefits and perquisites; (ii) bonuses in amounts that are to be determined by the Board of Directors in accordance with our management incentive policy; (iii) incentive compensation awards from our incentive compensation plans on a basis commensurate with his position and responsibility; (iv) car allowance not to exceed $500.00 per month; (v) an election during the first year of employment to defer up to 100% of amounts received pursuant to our management incentive policy into a non-qualified deferral plan; and (v) continuation of annual salary payments for a period of 60 days after the termination date in the event that Mr. Weinstein is terminated from employment with Bio-Imaging for reasons other than cause, death or disability. Prior to or on February 28, 2006, the Board of Directors, in its sole discretion, may extend the employment period until February 28, 2008. In connection with that employment agreement, we approved a restricted stock award of up to 25,000 shares for each of fiscal 2005 and fiscal 2006, which would be granted only if we achieve certain pre-established performance targets in fiscal 2005 and fiscal 2006, respectively, tied to certain financial metrics, including, but not limited to, revenue and net income.

On February 6, 2003, we executed an employment agreement with Mr. Kaminer for an initial term of one-year, which automatically renews each year unless otherwise terminated by our Board of Directors. The terms and conditions of the employment agreement are: (i) an annual base salary of $175,000 as may be increased pursuant to the terms of his agreement (Mr. Kaminer’s current base salary for fiscal 2005 is $196,600) in addition to certain benefits and perquisites; (ii) incentive compensation awards from our incentive compensation plans on a basis commensurate with his position and responsibility; (iii) an option to purchase 100,000 shares of our Common Stock, with an exercise price based on the fair market value of our Common Stock on the date of the execution of his employment agreement; and (iv) continuation of annual salary payments for a period of 180 days after the termination date in the event that Mr. Kaminer is terminated from employment with Bio-Imaging for reasons other than cause, death or disability.

On November 10, 2004, our board of directors approved the form of an executive retention agreement that we entered into with our Named Executive Officers. This agreement generally provides for payments of up to two years salary and a prorated bonus in the event that the executive is terminated in connection with a change of control transaction. Each executive retention agreement is either reviewed annually or in connection with the renewal of the executive’s employment agreement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Common Stock

There are, as of April 6, 2005, 98 holders of record and approximately 1,700 beneficial holders of our Common Stock. The following table sets forth certain information, as of April 6, 2005, with respect to holdings of our Common Stock by (i) each person known by us to be the beneficial owner of more than 5% of the total number of shares of our Common Stock outstanding as of such date, (ii) each of our directors (which includes all nominees), Named Executive Officers, and (iii) all directors and executive officers as a group.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
(i) Certain Beneficial Owners:

Covance Inc. 210 Carnegie Center Princeton, New Jersey 08540	2,355,000		21.3%

Perry Corporation. 599 Lexington Avenue New York, New York 10022	1,333,923		12.1%

Babson Capital Management LLC(3). One Memorial Drive Cambridge, MA 02142	942,500		8.5%

JPMorgan Chase & Co.(4) 270 Park Avenue New York, NY 10017	549,690		5.0%

(ii) Directors, Nominees, and Named Executive Officers:

Mark L. Weinstein	618,500	(5)	5.4%
Ted I. Kaminer	91,146	(6)	*
Colin G. Miller, Ph.D.	114,669	(7)	1.0%
David A. Pitler	164,813	(8)	1.5%
Jeffrey H. Berg, Ph.D.	107,441	(9)	*
Richard F. Cimino.	—		—
E. Martin Davidoff, CPA, Esq	17,000	(10)	*
David E. Nowicki, D.M.D.	157,621	(11)	1.4%
David M. Stack	160,070	(12)	1.4%
Paula B. Stafford	58,100	(13)	*
James A. Taylor, Ph.D.	103,217	(14)	*

(iii) All directors and executive officers as a group (11 persons)	1,592,576 (11	(5)(6)(7)(8)(9)(10) )(12)(13)(14)	13.0%

*	Less than 1%

(1)	Except as otherwise indicated, all shares are beneficially owned and sole investment and voting power is held by the persons named.

(2)	Applicable percentage of ownership is based on 11,062,445 shares of Common Stock outstanding, plus any Common Stock equivalents and options or warrants held by such holder, which are presently exercisable or will become exercisable within 60 days after April 6, 2005.

(3)	Such information is based upon our review of a Schedule 13G filed by the holder with the SEC for the period ended December 31, 2004.

(4)	Such information is based upon our review of a Schedule 13G filed by the holder with the SEC for the period ended December 31, 2004.

(5)	Includes 450,000 shares of Common Stock issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after April 6, 2005.

(6)	Represents 91,146 shares of Common Stock issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after April 6, 2005. Excludes 33,854 shares of Common Stock underlying options which become exercisable over time after such period.

(7)	Includes 110,469 shares of Common Stock issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after April 6, 2005. Excludes 12,031 shares of Common Stock underlying options which become exercisable over time after such period.

(8)	Includes 154,813 shares of Common Stock issuable pursuant to presently exercisable options or options which will be exercisable within 60 days after April 6, 2005. Excludes 17,188 shares of Common Stock underlying options which become exercisable over time after such period.

(9)	Includes 88,250 shares of Common Stock issuable pursuant to presently exercisable options or options which will be exercisable within 60 days after April 6, 2005.

(10)	Includes 1,000 shares of Common Stock owned directly by Mr. Davidoff and 1,000 shares of Common Stock owned by his daughter. Includes 15,000 shares of Common Stock issuable pursuant to presently exercisable options or options which will be exercisable within 60 days after April 6, 2005.

(11)	Includes 913 shares of Common Stock owned directly by Dr. Nowicki, 54,000 shares of Common Stock owned by Dr. Nowicki in his individual retirement account, 33,000 shares of Common Stock owned by Dr. Nowicki in his 401(k) account and 4,887 shares of Common Stock owned by his wife. Includes 64,821 shares of Common Stock issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after April 6, 2005.

(12)	Includes 47,500 shares of Common Stock owned directly by Mr. Stack, 2,200 shares of Common Stock owned by his wife, and 29,150 shares of Common Stock owned by Stack, Schroon, Mohawk, LLP of which Mr. Stack is a General Partner. Includes 81,220 shares of Common Stock issuable pursuant to presently exercisable options or options which will become exercisable within 60 days after April 6, 2005.

(13)	Includes 51,250 shares of Common Stock issuable pursuant to presently exercisable options or options which will be exercisable within 60 days after April 6, 2005.

Ms. Stafford is the Executive Vice President, General Manager Southeast Region, Clinical Development Services for Quintiles, Inc., a wholly-owned subsidiary of Quintiles Transnational Corp. Both companies claim beneficial ownership and sole investment power of the 188,549 shares of Common Stock held by Quintiles, and such companies disclaim beneficial ownership of any shares held by Ms. Stafford. In addition, Ms. Stafford disclaims beneficial ownership of any shares held by Quintiles.

(14)	Represents 103,217 shares of Common Stock issuable pursuant to presently exercisable options or options which will be exercisable within 60 days after April 6, 2005.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Covance Inc.

On October 13, 1994, Bio-Imaging and Covance Inc. entered into an agreement whereby Covance purchased: (i) 2,355,000 shares of our Common Stock; (ii) a warrant to purchase 250,000 shares of our Common Stock with an initial exercise price of $1.25 per share; and (iii) a warrant to purchase 250,000 shares of our Common Stock with an initial exercise price of $1.50 per share (the “Warrants”), for an aggregate purchase price of $1,819,500. The Warrants expired on October 13, 1998 without being exercised. Pursuant to the above agreement, we have agreed to take all actions necessary to nominate and cause the election to the Board of Directors of up to three designees of Covance, Inc. Covance, Inc. has designated Mr. Cimino to serve on our Board of Directors for the 2005 fiscal year.

Transactions with Quintiles, Inc.

On October 25, 2001 (the “Closing Date”), we consummated the acquisition (the “Acquisition”) of the assets of Intelligent Imaging. The assets acquired included Intelligent Imaging’s customer contracts, equipment, permits, leases and proprietary rights. In consideration for the assets purchased, we made payment to Quintiles of an aggregate purchase price consisting of $1,000,000 in the form of an unsecured, subordinated convertible promissory note, dated as of October 25, 2001, made by Bio-Imaging payable to Quintiles (the “Note”) in the principal amount equal to $1,000,000 with interest per annum equal to the rate in effect on the business day immediately prior to the date on which payments were due under the Note equal to the 3-month LIBOR as published from time to time in the Wall Street Journal plus 300 basis points, compounded annually based on a 365-day year. The Note, which was payable in quarterly installments with respect to fifty percent (50%) of the aggregate principal amount, together with all accrued and unpaid interest on the entire outstanding principal amount, matured thirty-six (36) months from the Closing Date and was convertible, in whole or in part, by Quintiles any time prior to maturity into Common Stock. On November 1, 2004, we made the final payment on the Note. This payment was comprised of the remaining principal balance of $541,663.

On February 18, 2003, we issued to Quintiles 188,549 shares of Common Stock as additional consideration for the acquisition of Intelligent Imaging because certain financial results were achieved. We also assumed certain liabilities of Intelligent Imaging, including all obligations of Intelligent Imaging arising after the Closing Date under certain contracts and unearned income reflected on the closing balance sheet, except for certain retained liabilities.

STOCK PERFORMANCE GRAPH

The Company’s Common Stock is listed for trading on the Nasdaq National Market under the symbol “BITI”. The Stock Price Performance Graph set forth below compares the cumulative total stockholder return on the Company’s Common Stock for the period from December 31, 1999 through December 31, 2004, with the cumulative total return of the Nasdaq U.S. Stock Index and the Nasdaq Health Services Index over the same period. The comparison assumes $100 was invested on December 31, 1999 in the Company’s Common Stock, in the Nasdaq U.S. Stock Index and in the Nasdaq Health Services Index and assumes reinvestment of dividends, if any.

	December 31, 1999	December 31, 2000	December 31, 2001	December 31, 2002	December 31, 2003	December 31, 2004
Bio-Imaging Technologies, Inc.	$100.00	$235.71	$464.29	$785.71	$2,225.00	$1,957.14
Nasdaq U.S. Stock Index	$100.00	$60.30	$47.84	$33.07	$49.44	$53.81
Nasdaq Health Services Index	$100.00	$137.27	$148.41	$127.88	$195.55	$246.45

The stock price performance shown on the graph above is not necessarily indicative of future price performance. Information used in the graph was obtained from The Nasdaq Stock Market, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

APPROVAL OF THE AMENDED AND RESTATED 2002 STOCK INCENTIVE PLAN

The stockholders are being asked to vote on a proposal to approve the amended and restated 2002 Stock Incentive Plan (the “2005 Restatement”) under which an additional 750,000 shares of our Common Stock will be reserved for issuance over the remaining term of the plan. The 2005 Restatement was adopted by our board of directors on April 14, 2005, subject to stockholder approval at the 2005 Annual Meeting.

We believe that equity-based incentives in the form of stock option grants have played a pivotal role in our efforts to attract and retain the key personnel essential to our long-term growth and financial success. The 2005 Restatement will provide the additional share reserve we need in order to remain competitive in the marketplace for executive talent and other key employees.

The principal changes to the 2002 Stock Incentive Plan effected by the 2005 Restatement may be summarized as follows:

(i) The number of shares of Common Stock reserved for issuance under the 2002 Stock Incentive Plan will be increased by an additional 750,000 shares, and those additional shares will only be issuable pursuant to the exercise of stock option grants made under the plan.

(ii) Up to 50,000 shares of the existing share reserve may be issued through restricted stock issuances or pursuant to restricted stock units which in each instance will vest upon the attainment of designated performance goals or the satisfaction of specified service requirements.

(iii) The maximum number of shares for which options or other awards under the plan may be granted in any fiscal year will be limited to two percent of (A) the total number of shares of our Common Stock actually outstanding at the start of that fiscal year plus (ii) any additional shares of our Common Stock newly issued in that year as a result of new investments in the company (including exercises of outstanding options under the 2002 Stock Incentive Plan) or our acquisitions of other companies or enterprises for consideration payable in our Common Stock.

(iv) Stock options may not be granted under the 2005 Restatement with an exercise price less than the fair market value of our Common Stock on the grant date. Prior to the 2005 Restatement, options could be granted with an exercise price below such fair market value.

(v) No options granted under the 2005 Restatement will have a term in excess of seven (7) years. Currently outstanding options have a maximum term of ten (10) years.

(vi) The plan administrator will have more discretion in structuring the vesting acceleration provisions to be effect in the event we were to experience a change in control or ownership. Accordingly, the plan administrator may stricture one or more awards under the 2005 Restatement so that those awards vest immediately upon such a change in control or ownership or upon the subsequent termination of the participant’s service.

(vii) The 2005 Restatement includes a series of performance criteria that the compensation committee may utilize in establishing specific targets to be attained as a condition to the vesting of one or more restricted stock awards or restricted stock units under the 2002 Stock Incentive Plan so as to qualify the compensation attributable to those awards as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code (the “Code”), as explained in more detail below.

(viii) The 2005 Restatement will not permit the repricing of any stock options or stock appreciation rights outstanding under the plan.

(ix) Individuals will not have any right to exercise their options or otherwise acquire shares under the plan by delivering promissory notes.

(x) The 2005 Restatement effects a series of additional revisions to facilitate plan administration.

Summary Description of 2005 Stock Incentive Plan

The principal terms and provisions of the 2002 Stock Incentive Plan, as amended and restated by the 2005 Restatement, are summarized below. The summary, however, is not intended to be a complete description of all the terms of the 2005 Restatement and is qualified in its entirety by reference to the complete text of the 2005 Restatement. Any stockholder who wishes to obtain a copy of the actual plan documents may do so upon written request to Investor Relations at our principal offices at 826 Newtown-Yardley Road, Newtown, PA 18940.

Administration. The compensation committee of our board of directors will have the exclusive authority to make option grants and other awards under the 2002 Stock Incentive Plan with respect to grants and awards made to our executive officers and board members and will also have the authority to grant options or other awards to all other eligible individuals. However, our board of directors may at any time appoint a secondary committee of one or more board members to have separate but concurrent authority with the compensation committee to make option grants or other awards to individuals other than executive officers and board members. In addition, our board of directors may delegate to one or more executive officers of the Corporation the power to make option grants under the 2002 Stock Incentive Plan to one or more employees and to exercise such other powers under the 2002 Stock Incentive Plan as the board may determine. However, either our board of directors or the compensation committee will fix the terms of the option grants to be made by such executive officers (including the exercise price and any formula by which such exercise price is to be determined) and the maximum number of shares for which the executive officers may grant such options. In no event, however, will such executive officers be authorized to make option grants to any executive officer or board member.

The term “plan administrator,” as used in this summary, will mean our compensation committee, any secondary committee or any executive officer to whom administrative authority is delegated, to the extent each such entity or individual is acting within the scope of the administrative authority conveyed to such entity or individual under the 2002 Stock Incentive Plan.

Eligibility. Executive officers and employees, as well as independent consultants and contractors, in our employ or in the employ of our parent or subsidiary companies (whether now existing or subsequently established) will be eligible to participate in the 2002 Stock Incentive Plan. The non-employee members of our board of directors or of the board of directors of one or more of our parent or subsidiary companies will also be eligible to participate. As of March 31, 2005, approximately 252 persons (including four executive officers and seven non-employee board members) were eligible to receive option grants under the 2002 Stock Incentive Plan.

Securities Subject to 2005 Plan. If the 2005 Restatement is approved by our stockholders, then 1,638,208 shares of our Common Stock will be reserved for issuance over the remaining term of the plan. Such share reserve will be comprised of the number of shares of our Common Stock which remain available for issuance under the 2002 Stock Incentive Plan on the date of the 2005 Annual Meeting, including the portion of those shares subject to options outstanding under the plan on such date, plus an additional increase not to exceed 750,000 shares.

As of March 31, 2005, options for 744,658 shares were outstanding under the 2002 Stock Incentive Plan, 61,792 shares had been issued (30,000 restricted shares and 31,792 shares that were issued upon exercise of outstanding options), and an additional 143,550 shares remained available for future grant, exclusive of the 750,000-share increase which forms part of this proposal. Stockholder approval of the 2005 Restatement will not affect the currently outstanding options under the plan, and those options will remain outstanding in accordance with their terms.

As of March 31, 2005, the total number of options outstanding under all of our plans was 1,904,183 shares, with a weighted average exercise price of $2.21. per share and a weighted average expiration term of six years.

Up to 50,000 shares of the existing share reserve under the 2002 Stock Incentive Plan may be issued through restricted stock issuances or pursuant to restricted stock units which in each instance will vest upon the attainment of designated performance goals or the satisfaction of specified service requirements.

The maximum number of shares for which options or other awards may be granted under the 2002 Stock Incentive Plan in any fiscal year will be limited to two percent (2%) of (i) the total number of shares of our Common Stock actually outstanding at the start of that fiscal year plus (ii) any additional shares of our Common Stock newly issued in that year as a result of new investments in the company (including exercises of outstanding options under the 2002 Stock Incentive Plan) or our acquisitions of other companies or enterprises for consideration payable in our Common Stock.

No participant in the 2002 Stock Incentive Plan as amended by the 2005 Restatement may receive option grants or other stock awards for more than 200,000 shares of our Common Stock in any calendar year, subject to adjustment for subsequent stock splits, stock dividends and similar transactions. Stockholder approval of this proposal will also constitute re-approval of that 200,000-share limitation for purposes of Internal Revenue Code Section 162(m). This limitation will assure that any deductions to which we would otherwise be entitled upon the exercise of stock options granted under the 2002 Stock Incentive Plan will not be subject to the $1 million limitation on the income tax deductibility of compensation paid per executive officer imposed under Section 162(m).

The shares of Common Stock issuable under the 2002 Stock Incentive Plan may be drawn from shares of our authorized but unissued Common Stock or from shares of our Common Stock that we acquire, including shares purchased on the open market or in private transactions.

Shares subject to any outstanding options under the 2002 Stock Incentive Plan that expire or otherwise terminate prior to the issuance of the shares subject to those option will be available for subsequent issuance under the plan. Any unvested shares issued under the 2002 Stock Incentive Plan that are subsequently forfeited or that we repurchase, at a price not greater than the original issue price paid per share, pursuant to our repurchase rights under the plan will be added back to the number of shares reserved for issuance under the plan and will accordingly be available for subsequent issuance.

There will be no net counting provisions in effect under the 2002 Stock Incentive Plan. Accordingly, the following share counting procedures will apply:

•	Should the exercise price of an option be paid in shares of our Common Stock, then the number of shares reserved for issuance under the plan will be reduced by the gross number of shares for which that option is exercised, and not by the net number of new shares issued under the exercised option.

•	Should shares of Common Stock otherwise issuable under the plan be withheld by us in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of unvested shares acquired under the plan, then the number of shares of Common Stock available for issuance under the plan will be reduced by the full number of shares issuable under the exercised option or the total number of shares vesting, calculated in each instance prior to any such share withholding.

Discretionary Grant Program. The plan administrator will have complete discretion to determine which eligible individuals are to receive option grants, the time or times when those options are to be granted, the number of shares subject to each such grant, the vesting schedule (if any) to be in effect for the grant, the maximum term for which the granted option is to remain outstanding and the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws. The plan administrator will also have the discretion to determine which eligible individuals may receive restricted stock awards or restricted stock units and the terms and conditions of each such award or unit, (including, without limitation, the applicable vesting schedule and any vesting acceleration provisions).

Each granted option will have an exercise price per share determined by the plan administrator, but the exercise price will not be less than one hundred percent of the fair market value of the option shares on the grant date. No option granted under the 2005 Restatement will have a term in excess of seven (7) years, although option grants made prior to the effective date of the 2005 Restatement have a maximum term of ten (10) years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date. However, one or more options may be structured so that they will be immediately exercisable for any or all of the option shares. The shares acquired under such immediately exercisable options will be subject to repurchase by us, at the lower of the exercise price paid per share or the fair market value per share, if the optionee ceases service prior to vesting in those shares.

Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options to the extent exercisable for vested shares. The plan administrator will have complete discretion to extend the period following the optionee’s cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s actual cessation of service.

In order to assure that the compensation attributable to one or more restricted stock awards or restricted stock units under the 2002 Stock Incentive Plan will qualify as performance-based compensation which will not be subject to the $1 million limitation on the income tax deductibility of the compensation paid per executive officer which is imposed under Internal Revenue Code Section 162(m), the plan administrator will also have the discretionary authority to structure one or more restricted stock awards or restricted stock units so that the shares of Common Stock subject to those awards or units will vest only upon the achievement of certain pre-established corporate performance goals based on one or more of the following criteria: (1) return on total stockholder equity; (2) earnings per share; (3) net income or operating income (before or after taxes); (4) earnings before interest, taxes, depreciation and amortization; (5) earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, (6) sales or revenue targets; (7) return on assets, capital or investment; (8) cash flow; (9) market share; (10) cost reduction goals; (11) budget comparisons; (12) measures of customer satisfaction; (13) any combination of, or a specified increase in, any of the foregoing; (14) new product development or successful completion of research and development projects; and (15) the formation of joint ventures, research or development collaborations, or the completion of other corporate transactions intended to increase our revenue or profitability or enhance our customer base. In addition, such performance goals may be based upon the attainment of specified levels of our performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of our business units or divisions or any parent or subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned.

The plan administrator may in its discretion also waive the forfeiture and cancellation of one or more unvested shares of Common Stock or restricted stock units which would otherwise occur upon the cessation of the recipient’s service or the non-attainment of the performance objectives applicable to those shares or units. Any such waiver will result in the immediate vesting of the recipient’s interest in the shares or units as to which the waiver applies. Such waiver may be effected at any time, whether before or after the recipient’s cessation of service or the attainment or non-attainment of the applicable performance objectives. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to shares which were intended at the time of issuance to qualify as performance-based compensation under Section 162(m), except in the event of certain involuntary terminations or changes in control or ownership.

Repricing Prohibition. The plan administrator may not implement any of the following repricing programs without obtaining stockholder approval: (i) the cancellation of outstanding options in return for new options with a lower exercise price per share, (ii) the cancellation of outstanding options with exercise prices per share in excess of the then current fair market value per share of our Common Stock for consideration payable in our equity securities or (iii) the direct reduction of the exercise price in effect for outstanding options.

Stock Awards. The following table sets forth, as to our Chief Executive Officer and our four other most highly compensated executive officers with base salary and bonus for the 2004 fiscal year in excess of $100,000 (collectively referred to herein as the “Named Executive Officers”) and the other individuals and groups indicated, the number of shares of our Common Stock subject to option grants made under the 2002 Stock Incentive Plan from January 1, 2004 through March 31, 2005, together with the weighted average exercise price per share in effect for such option grants.

Name and Position	Number of Shares Underlying Options Granted(#)		Weighted Average Exercise Price Per Share($)
Named Executive Officers:

Mark L. Weinstein	30,000	(1)	N/A
Ted I. Kaminer	25,000		$7.03
Colin G. Miller, Ph.D.	17,500		$7.03
David A. Pitler	25,000		$7.03

All current executive officers as a group (4 persons)	97,500		$4.87

Non-Employee Directors:

Jeffrey H. Berg, Ph.D.	15,000		$5.10
James A. Bannon, Pharm.D	—		—
E. Martin Davidoff, CPA, Esq.	15,000		$5.10
David E. Nowicki, D.M.D.	15,000		$5.10
David M. Stack	15,000		$5.10
Paula B. Stafford	15,000		$5.10
James A. Taylor, Ph.D.	15,000		$5.10

All current non-employee directors as a group (7 persons)	90,000		$5.10

All employees, including current officers who are not executive officers, as a group (approximately 72 persons)	138,600		$7.03

(1)	Shares of Common Stock were issued on January 31, 2005 under the 2002 Stock Incentive Plan pursuant to Mr. Weinstein’s employment agreement dated February 1, 2002.

In addition, Mark Weinstein, our Chief Executive Officer, will be entitled to receive up to 25,000 shares of our Common Stock in 2006 and in 2007 if certain corporate performance milestones are attained for the 2005 and 2006 fiscal years.

New Plan Benefits

No stock options or other awards will be made under the 2002 Stock Incentive Plan on the basis of the 750,000-share increase which forms part of this proposal unless and until the stockholder approve the 2005 Restatement at the Annual Meeting. If such stockholder approval is obtained, then the following non-employee members of our board members will each receive an option grant for not more than 15,000 shares of our Common Stock upon their election to the board at the Annual Meeting: Messrs. Jeffrey H. Berg, Ph.D., E. Martin Davidoff,

CPA, Esq., David E. Nowicki, D.M.D, David M. Stack, Paula B. Stafford, James A. Taylor, Ph.D. Each such grant will have an exercise price per share equal to the fair market value per share of our Common Stock on the grant date, and it is currently contemplated that such options will vest in 12 equal monthly installments over the one-year period measured from the grant date, but in no event later than the day immediately preceding the date of the 2006 annual stockholders meeting, provided the optionee continues to serve on our Board through that date. However, the shares will immediately vest in full upon the optionee’s death or disability while a board member or upon the occurrence of certain changes in ownership or control.

General Provisions

Vesting Acceleration. In the event we should experience a change in control, the following special vesting acceleration provisions will be in effect for all options granted under the 2005 Restatement:

(i) Each outstanding option will automatically accelerate in full upon a change in control, if that option is not assumed or otherwise continued in effect by the successor corporation or replaced with a cash incentive program which preserves the spread existing on the unvested shares subject to the option (the excess of the fair market value of those shares over the exercise price payable for such shares) and provides for subsequent payout of that spread in accordance with the same vesting schedule in effect for those shares.

(ii) All unvested shares will immediately vest upon a change in control, except to the extent our repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect.

(iii) The plan administrator will have complete discretion to grant one or more options under the 2005 Restatement which will become exercisable for all the shares in the event the individual’s service with us or the successor entity is terminated (actually or constructively) within a designated period following a change in control transaction in which those options rights are assumed or otherwise continued in effect. Any unvested shares issued under the 2005 Restatement may also be structured to vest on an accelerated basis upon similar terms and conditions.

(iv) The plan administrator will have the discretion to structure one or more option grants under the 2005 Restatement so that those options will immediately vest upon a change in control, whether or not the options are to be assumed or otherwise continued in effect. The plan administrator may also structure unvested stock issuances so that those issuances will in all events vest immediately upon a change in control.

(v) A change in control will be deemed to occur in the event (a) we are acquired by merger or asset sale, (b) there occurs a stockholder-approved sale, transfer or other disposition of all or substantially all of our assets, or (c) there occurs any transaction or series of related transactions pursuant to which any person or group of related persons becomes directly or indirectly the beneficial owner of securities possessing (or convertible into or exercisable for securities possessing) more than fifty percent (50%) of the total combined voting power of our securities outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from us or the acquisition of outstanding securities held by one or more of our stockholders.

(vi) The plan administrator will also have the discretionary authority to extend one or more of the foregoing vesting acceleration provisions to options currently outstanding under the 2002 Stock Incentive Plan which do not provide for such accelerated vesting or to incorporate those provisions into any award of restricted stock or restricted stock units made under the 2002 Stock Incentive Plan.

The acceleration of vesting in the event of a change in the ownership or control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of us.

Changes in Capitalization. In the event any change is made to the outstanding shares of our Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without our receipt of consideration, appropriate adjustments will be made to: (i) the maximum number and/or class of securities issuable under the 2005 Plan; (ii) the maximum number and/or class of securities for which any one person may be granted stock options, under the plan per calendar year, (iii) the maximum number of shares which may be issued as restricted stock or pursuant to restricted stock units and (iv) the number and/or class of securities and the exercise price or base price per share in effect under each outstanding option Such adjustments will be designed to preclude any dilution or enlargement of benefits under the plan or the outstanding awards thereunder.

Valuation. The fair market value per share of our Common Stock on any relevant date under the 2002 Stock Incentive Plan will be deemed to be equal to the closing selling price per share on that date on the Nasdaq National Market. On March 31, 2005, the fair market value per share of our Common Stock determined on such basis was $3.00.

Stockholder Rights and Transferability. No optionee will have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are not assignable or transferable other than by will or the laws of inheritance following optionee’s death, and during the optionee’s lifetime, the option may only be exercised by the optionee. However, the plan administrator may structure one or more non-statutory options under the 2002 Stock Incentive Plan so that those options will be transferable during optionee’s lifetime to one or more members of the optionee’s family or to a trust established for the optionee and/or one or more such family members or to the optionee’s former spouse, to the extent such transfer is in connection with the optionee’s estate plan or pursuant to a domestic relations order.

A participant will have certain stockholder rights with respect to any unvested shares of Common Stock acquired upon the exercise of his or her options under the 2002 Stock Incentive Plan. Accordingly, the participant will have the right to vote such shares and to receive dividends paid on such shares, but will not have the right to transfer such shares prior to vesting.

Special Tax Election. The plan administrator may provide one or more participants in the 2002 Stock Incentive Plan with the right to have us withhold a portion of the shares otherwise issuable to them individuals in satisfaction of the withholding taxes to which they become subject in connection with the exercise of their options or the vesting of unvested shares acquired under the plan. Alternatively, the plan administrator may allow such individuals to deliver previously acquired shares of our Common Stock in payment of such withholding tax liability.

Amendment and Termination. Our board of directors may amend or modify the 2002 Stock Incentive Plan at any time, subject to any stockholder approval requirements under applicable law or regulation or pursuant to the listing standards of the stock exchange (or the Nasdaq National Market) on which our shares of Common Stock are at the time primarily traded. Unless sooner terminated by our board of directors, the 2002 Stock Incentive Plan will terminate on the earliest of (i) January 13, 2012, (ii) the date on which all shares available for issuance under the plan have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with certain changes in control or ownership.

Summary of Federal Income Tax Consequences

The following is a summary of the Federal income taxation treatment applicable to us and the participants who receive awards under the 2005 Restatement.

Option Grants. Options granted under the discretionary grant program may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain other dispositions. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two (2) years after the date the option for the shares involved in such sale or disposition is granted and more than one (1) year after the date the option is exercised for those shares. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date or (if less) the amount realized upon such sale or disposition over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain recognized upon the disposition will be a capital gain.

If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount of ordinary income recognized by the optionee as a result of the disposition. We will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.

Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and we will be required to collect the withholding taxes applicable to such income from the optionee.

If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by us in the event of the optionee’s termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.

Direct Stock Issuances. The tax principles applicable to direct stock issuances under the 2002 Stock Incentive Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

Restricted Stock Units. No taxable income is recognized upon receipt of a restricted stock unit. The holder will recognize ordinary income in the year in which the shares subject to that unit are actually issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and we will be required to collect the withholding taxes applicable to such income from the holder. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

Deductibility of Executive Compensation. We anticipate that any compensation deemed paid by us in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options will qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain of our executive officers. Accordingly, the compensation deemed paid with respect to options granted under the 2002 Stock Incentive Plan will remain deductible by us without limitation under Section 162(m). However, any compensation deemed paid by us in connection with restricted stock awards or pursuant to restricted stock units will be subject to the $1 million limitation, unless the vesting of the shares is tied solely to one or more of the performance milestones described above.

Accounting Treatment. Under the accounting principles currently in effect, option grants under the 2002 Stock Incentive Plan discretionary and automatic grant programs will not result in any direct charge to our reported earnings. However, the fair value of those options is required to be disclosed in the notes to our financial statements, and we must also disclose, in footnotes to our financial statements, the pro-forma impact those options would have upon our reported earnings were the fair value of those options at the time of grant treated as a compensation expense.

Option grants made to non-employee consultants under the 2002 Stock Incentive Plan will result in a direct charge to our reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares. Such charge will accordingly include the appreciation in the fair value of the option over the period between the grant date of the option and the vesting date of each installment of that option.

The number of outstanding options will be a factor in determining our earnings per share on a fully-diluted basis.

The direct issuance of unvested shares under the plan will result in a direct charge to our reported earnings equal to the excess of the fair market value of those shares on the date of issuance over the cash consideration (if any) payable for such shares. The charge must be recognized against our earnings ratably over the applicable vesting periods. However, if the vesting of the shares is tied solely to performance milestones, then the unvested shares will be subject to variable price accounting, and we will have to accrue compensation expense not only for the excess of the fair market value of those shares on the date of their initial issuance over the cash consideration paid for those shares but also for all subsequent appreciation in their fair market value that occurs prior to the vesting date. Similar accounting treatment will be in effect for any restricted stock units awarded under the plan.

In December 2004, and as amended on April 14, 2005, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 123R (revised 2004). The accounting standards established by that statement will require the expensing of stock options, commencing with our fiscal year which begins on January 1, 2006. Accordingly, the foregoing summary of the applicable accounting treatment for stock options will change, effective with our 2006 fiscal year, and the stock options which we grant to our employees and non-employee board members will have to be valued as of the grant date under an appropriate valuation formula, and that value will then have to be charged as a direct compensation expense against our reported earnings over the designated vesting period of the option. Similar option expensing will be required for any unvested options on the January 1, 2006 effective date, with the grant date fair value of those unvested options to be expensed against our earnings over the remaining vesting period. If there is a direct issuance of unvested shares under the plan, then the excess of the fair market value of those shares at the time of issuance over the cash consideration paid for the shares will continue to be treated as a charge to our reported earnings to be amortized ratably over the vesting period. However, such accounting treatment would be applicable whether vesting is tied to service periods or performance goals.

Required Vote

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on Proposal No. 2 is required for approval of the 2005 Restatement. Should such approval not be obtained, then the 2005 Restatement will not be implemented. However, the 2002 Stock Incentive Plan, as it existed immediately prior to the 2005 Restatement will continue in full force and effect until its January 13, 2012 expiration date, and option grants may continue to be made under the plan until such expiration date or until the currently existing share reserve is issued

Recommendation of the Board of Directors

The Board believes that this proposal is in our best interests and in the best interests of our stockholders and recommends a vote FOR the approval of the 2005 Restatement of the 2002 Stock Incentive Plan.

RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Subject to stockholder approval, we have nominated PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005. Neither the firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as auditors.

The Board of Directors recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2005.

One or more representatives of PricewaterhouseCoopers LLP is expected to attend the Meeting and have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees of PricewaterhouseCoopers LLP, our independent registered public accounting firm, billed for each of the last two fiscal years for audit services and other services:

	2004	2003
Audit Fees (1)	$202,335	$194,700
Audit-Related Fees (2)	25,524	21,200
Tax Fees-Preparation and Compliance (3)	141,312	199,104

Total Audit, Audit Related and Tax Preparation and Compliance Fees	369,171	415,004

Other Non-audit Fees:
Tax Fees-Other	—	—
All Other Fees (4)	41,225	—

Total-Other Fees	41,225	—

Total Fees	$410,396	$415,004

(1)	Consists of fees for professional services rendered in connection with the audit of our financial statements for the year ended December 31, 2004 and December 31, 2003, and the reviews of the financial statements included in each of our Quarterly Reports on Form 10-QSB during the year ended December 31, 2004 and December 31, 2003, and fees for professional services rendered in connection with documents filed with the Securities and Exchange Commission for the years ended December 31, 2004 and December 31, 2003.

(2)	Consists of fees for the audit of our Employees Savings Plan for the years ended December 31, 2004 and December 31, 2003.

(3)	Consists of fees incurred during the years ended December 31, 2004 and December 31, 2003 relating to our tax compliance and tax return preparation.

(4)	Consists of fees for professional transactional services related to potential acquisitions during the year ended December 31, 2004.

Pre-Approval Policies and Procedures

None of the audit-related fees billed in 2004 and 2003 related to services provided under the de minimis exception to the audit committee pre-approval requirements.

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent auditor. This policy generally provides that we will not engage our independent auditor to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent auditor during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

The Audit Committee has also delegated to the chairman of the Audit Committee the authority to approve any audit or non-audit services to be provided to us by our independent auditor. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

STOCKHOLDERS’ PROPOSALS

Stockholders who wish to submit proposals for inclusion in our proxy statement and form of proxy relating to the 2006 Annual Meeting of Stockholders must advise the Secretary of Bio-Imaging of such proposals in writing by December 15, 2005.

Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in our proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advance notice of such proposal to the Secretary of Bio-Imaging at the aforementioned address not later than March 15, 2006.

If we do not receive notice of a stockholder proposal within this timeframe, our management will use its discretionary authority to vote the shares they represent, as our Board of Directors may recommend. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: 826 Newtown-Yardley Road, Newtown, Pennsylvania 18940, (267) 757-3000. If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the above address and phone number.

OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above, and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

GENERAL

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne by us.

In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by directors, officers and other employees of Bio-Imaging who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this Proxy Statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2004, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, BUT NOT INCLUDING EXHIBITS, TO EACH OF OUR STOCKHOLDERS OF RECORD ON APRIL 6, 2005 AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO THE SECRETARY OF BIO-IMAGING. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board of Directors

Ted I. Kaminer Secretary

Newtown, Pennsylvania

April 15, 2005

BIO-IMAGING TECHNOLOGIES, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby constitutes and appoints Mark L. Weinstein and Ted I. Kaminer, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Bio-Imaging Technologies, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Sheraton Bucks County Hotel, 400 Oxford Valley Road, Langhorne, Pennsylvania, on Wednesday, May 11, 2005, at 11:00 A.M., local time, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1, 2, 3 and 4.

1.	ELECTION OF DIRECTORS.
	Nominees:	Jeffrey H. Berg, Ph.D.; Richard F. Cimino; E. Martin Davidoff, CPA, Esq.; David E. Nowicki, D.M.D.; David M. Stack; Paula B. Stafford; James A. Taylor, Ph.D.; and Mark L. Weinstein.

(Mark one only)

VOTE FOR all the nominees listed above; except vote withheld from the following nominees
(if any).			☐

_________________________________________________________________
VOTE WITHHELD from all nominees.			☐

2. APPROVAL OF PROPOSAL TO AMEND AND RESTATE THE COMPANY’S 2002 STOCK INCENTIVE PLAN, INCLUDING AN INCREASE OF 750,000 SHARES OF COMMON STOCK OF THE COMPANY AVAILABLE FOR ISSUANCE UNDER THE PLAN.

FOR	☐	AGAINST	☐	ABSTAIN	☐

3. APPROVAL OF PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF BIO-IMAGING TECHNOLOGIES, INC. FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

FOR	☐	AGAINST	☐	ABSTAIN	☐

(continued and to be signed on reverse side)

4. In his discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

Dated: ________________________________________

______________________________________________
Signature of stockholder

______________________________________________
Signature of stockholder if held jointly

This proxy must be signed exactly as the name appears hereon. When shares are held by joint tenants, both should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

I will	☐	will not	☐	attend the Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

BIO-IMAGING TECHNOLOGIES, INC.

2002 STOCK INCENTIVE PLAN

AS AMENDED AND RESTATED APRIL 14, 2005

ARTICLE ONE

GENERAL PROVISIONS

I.	PURPOSE OF THE PLAN

The 2002 Stock Incentive Plan is intended to promote the interests of Bio-Imaging Technologies, Inc., a Delaware corporation, by providing eligible persons in the Corporation’s service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in such service.

The purpose of the April 14, 2005 Amendment and Restatement (the “Restatement”) is to increase the share reserve by an additional seven hundred fifty thousand (750,000) shares of Common Stock and to effect certain revisions to the terms and conditions governing future stock option grants made pursuant to the Plan. The Restatement also provides the Plan Administrator with more discretion in designing the provisions governing the treatment and disposition of outstanding awards under the Plan in connection with certain changes in ownership or control of the Corporation.

Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.	STRUCTURE OF THE PLAN

The Plan shall consist of a Discretionary Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock. In addition, up to 50,000 shares of Common Stock may be issued as restricted stock awards or pursuant to restricted stock units which in each instance will vest upon the attainment of one or more designated performance goals or the completion of specific Service requirements.

III.	ADMINISTRATION OF THE PLAN

A. The Compensation Committee shall have sole and exclusive authority to administer the Discretionary Grant Program with respect to Section 16 Insiders. Administration of the Discretionary Grant Program with respect to all other persons eligible to participate in that program may, at the Board’s discretion, be vested in the Compensation Committee or a Secondary Board Committee, or the Board may retain the power to administer the program with respect to all such persons. However, any discretionary option grants or other awards for members of the Compensation Committee must be authorized by a disinterested majority of the Board.

B. Members of the Compensation Committee or any Secondary Board Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Board Committee and reassume all powers and authority previously delegated to such committee.

C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Grant Program and to make such determinations under, and issue such interpretations of, the provisions of that program and any outstanding options or awards thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Grant Program under its jurisdiction or any stock option or other award thereunder.

D. Service as a Plan Administrator by the members of the Compensation Committee or the Secondary Board Committee shall constitute service as Board members, and the members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Compensation Committee or the Secondary Board Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grant, stock appreciation right, stock issuance or other stock-based award thereunder under the Plan.

IV.	ELIGIBILITY

A. The persons eligible to participate in the Discretionary Grant Program are as follows:

(i) Employees,

(ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

(iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

B. The Plan Administrator shall have full authority to determine, with respect to the grant of options or other awards under the Discretionary Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the time or times when the grant is to become

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exercisable, the vesting schedule (if any) applicable to the granted option or award, the maximum term for which a granted option is to remain outstanding and the status of such option as either an Incentive Option or a Non-Statutory Option.

C. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Corporation the power to grant stock options under the Plan to one or more Employees and to exercise such other powers under the Plan as the Board may determine; provided, however, that, the Board shall fix the terms of the option grants to be made by such executive officers (including the exercise price of any awarded stock options, which may include a formula by which such exercise price is to be determined) and the maximum number of shares for which stock options may be granted by such executive officers. In no event, however, shall any executive officer be authorized to make option grants to any Section 16 Insider.

V.	STOCK SUBJECT TO THE PLAN

A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The number of shares of Common Stock reserved for issuance over the remaining term of the Plan shall be limited to one million six hundred thirty eight thousand two hundred and eight (1,638,208) shares. Such share reserve shall be comprised of (i) the number of shares of Common Stock which remain available for issuance under the Plan on the Restatement Effective Date, including the portion of those shares subject to options outstanding under the Plan on the Restatement Effective Date, plus (ii) an additional increase not to exceed seven hundred fifty thousand (750,000) shares. All options outstanding under the Plan on the Restatement Effective Date shall continue in full force and effect in accordance with their terms, and no provision of this Restatement shall be deemed to affect or otherwise modify the rights or obligations of the holders of those options with respect to their acquisition of shares of Common Stock thereunder.

B. The maximum number of shares for which options may be granted in any fiscal year of the Corporation shall be limited to two percent (2%) of (i) the total number of shares of Common Stock actually outstanding at the start of that fiscal year plus (ii) any additional shares of Common Stock newly issued in that year as a result of new investments in the Corporation (including exercises of outstanding options under the Plan) or the Corporation’s acquisitions of other companies or enterprises for consideration payable in Common Stock.

C. Up to fifty thousand (50,000) shares of the existing share reserve under the 2002 Stock Incentive Plan may be issued through restricted stock issuances or pursuant to restricted stock units which in each instance will vest upon the attainment of designated performance goals or the satisfaction of specified Service requirements.

D. No one person participating in the Plan may receive stock options or other awards under the Plan for more than two hundred thousand (200,000) shares of Common Stock in the aggregate per calendar year.

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E. Shares of Common Stock subject to outstanding options made under the Plan shall be available for subsequent issuance under the Plan to the extent those options expire or terminate for any reason prior to the issuance of the shares of Common Stock subject to those options. Unvested shares issued under the Plan and subsequently forfeited or repurchased by the Corporation, at a price per share not greater than the original issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for subsequent reissuance. Should the exercise price of an option under the Plan be paid with shares of Common Stock, then the authorized reserve of Common Stock under the Plan shall be reduced by the gross number of shares for which that option is exercised, and not by the net number of shares issued under the exercised stock option. If shares of Common Stock otherwise issuable under the Plan are withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of unvested shares under Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares issuable under the exercised stock option or the total number of shares vesting, calculated in each instance prior to any such share withholding.

F. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one person may be granted stock options under the Plan per calendar year, (iii) the maximum number and/or class of securities which be issued under the Plan as restricted stock or pursuant to restricted stock units and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan. Such adjustments to the outstanding options and awards are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under those options or awards. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

G. Outstanding options or other awards granted pursuant to the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

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ARTICLE TWO

DISCRETIONARY GRANT PROGRAM

I.	OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A. Exercise Price.

1. The exercise price per share shall be fixed by the Plan Administrator; provided, however, that such exercise price shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the grant date.

2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of the documents evidencing the option, be payable in one or more of the forms specified below:

(i) cash or check made payable to the Corporation,

(ii) shares of Common Stock held for the requisite period (if any) necessary to avoid any resulting charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

(iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide instructions to (a) a brokerage firm (reasonably satisfactory to the Corporation for purposes of administering such procedure in compliance with the Corporation’s pre-clearance/pre-notification policies) to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm on such settlement date in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

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B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option granted under the Restatement shall have a term in excess of seven (7) years measured from the option grant date.

C. Effect of Termination of Service.

1. The following provisions shall govern the exercise of any options granted pursuant to the Discretionary Grant Program that are outstanding at the time of the Optionee’s cessation of Service or death:

(i) Any option outstanding at the time of the Optionee’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

(ii) Any option held by the Optionee at the time of the Optionee’s death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of inheritance or by the Optionee’s designated beneficiary or beneficiaries of that option.

(iii) Should the Optionee’s Service be terminated for Misconduct or should the Optionee otherwise engage in Misconduct while holding one or more outstanding options granted under this Article Two, then all of those options shall terminate immediately and cease to be outstanding.

(iv) During the applicable post-Service exercise period, the option may not be exercised for more than the number of vested shares for which the option is at the time exercisable. No additional shares shall vest under the option following the Optionee’s cessation of Service, except to the extent (if any) specifically authorized by the Plan Administrator in its sole discretion pursuant to an express written agreement with the Optionee. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any shares for which the option has not been exercised.

2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(i) extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service from the limited

6

exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term,

(ii) include an automatic extension provision whereby the specified post-Service exercise period in effect for any option granted under this Article Two shall automatically be extended by an additional period of time equal in duration to any interval within the specified post-Service exercise period during which the exercise of that option or the immediate sale of the shares acquired under such option could not be effected in compliance with applicable federal and state securities laws, but in no event shall such an extension result in the continuation of such option beyond the expiration date of the term of that option, and/or

(iii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares. Notwithstanding the foregoing, in the event the outstanding shares of Common Stock are split by means of a stock dividend and the exercise price of and the number of shares subject to outstanding options under the Plan are to be adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an Optionee who exercises such an option between the record date and the distribution date for that stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon the exercise of such Option, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while such shares are unvested, the Corporation shall have the right to repurchase any or all of those unvested shares at a price per share equal to the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of repurchase. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

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F. Transferability of Options. The transferability of options granted under the Plan shall be governed by the following provisions:

(i) Incentive Options: During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or the laws of inheritance following the Optionee’s death.

(ii) Non-Statutory Options. Non-Statutory Options shall be subject to the same limitation on transfer as Incentive Options, except that the Plan Administrator may structure one or more Non-Statutory Options so that the option may be assigned in whole or in part during the Optionee’s lifetime to one or more Family Members of the Optionee or to a trust established exclusively for one or more such Family Members, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

(iii) Beneficiary Designations. Notwithstanding the foregoing, the Optionee may designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two (whether Incentive Options or Non-Statutory Options), and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

II.	INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

A. Eligibility. Incentive Options may only be granted to Employees.

B. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000).

To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, then for purposes of the foregoing limitations on the exercisability of those options as Incentive Options, such options shall be deemed to become first exercisable in that calendar year on the basis of the

8

chronological order in which they were granted, except to the extent otherwise provided under applicable law or regulation.

C. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III.	CHANGE IN CONTROL

A. In the event of a Change in Control, each outstanding option under the Discretionary Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of that Change in Control, become exercisable as to all the shares of Common Stock at the time subject to such option and may be exercised as to any or all of those shares as fully vested shares of Common Stock. However, an outstanding option shall not become exercisable on such an accelerated basis if and to the extent: (i) such option is to be assumed by the successor corporation (or parent thereof) or is otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on any shares as to which the option is not otherwise at that time exercisable and provides for subsequent payout of that spread in accordance with the same exercise/vesting schedule applicable to those shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator.

B. All outstanding repurchase rights under the Discretionary Grant Program shall automatically terminate, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of a Change in Control, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) or are otherwise to continue in full force and effect pursuant to the terms of the Change in Control transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator.

C. Immediately following the consummation of the Change in Control, all outstanding options under the Discretionary Grant Program shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction.

D. Each option which is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same,

9

(ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options under the Plan per calendar year. To the extent the actual holders of the Corporation’s outstanding Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding options under the Discretionary Grant Program, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control transaction.

E. The Plan Administrator shall have the discretionary authority to structure one or more outstanding options under the Discretionary Grant Program so that those options shall, immediately prior to the effective date of a Change in Control, become exercisable as to all the shares of Common Stock at the time subject to those options and may be exercised as to any or all of those shares as fully vested shares of Common Stock, whether or not those options are to be assumed in the Change in Control transaction or otherwise continued in effect. In addition, the Plan Administrator shall have the discretionary authority to structure one or more of the Corporation’s repurchase rights under the Discretionary Grant Program so that those rights shall immediately terminate upon the consummation of the Change in Control transaction, and the shares subject to those terminated rights shall thereupon vest in full.

F. The Plan Administrator shall have full power and authority to structure one or more outstanding options under the Discretionary Grant Program so that those options shall become exercisable as to all the shares of Common Stock at the time subject to those options in the event the Optionee’s Service is subsequently terminated by reason of an Involuntary Termination within a designated period following the effective date of any Change in Control transaction in which those options do not otherwise fully accelerate. In addition, the Plan Administrator may structure one or more of the Corporation’s repurchase rights so that those rights shall immediately terminate with respect to any shares held by the Optionee at the time of such Involuntary Termination, and the shares subject to those terminated repurchase rights shall accordingly vest in full at that time.

G. The portion of any Incentive Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-statutory Option under the Federal tax laws.

IV.	PROHIBITION ON REPRICING PROGRAMS

The Plan Administrator shall not (i) implement any cancellation/regrant program pursuant to which outstanding options under the Plan are cancelled and new options are granted in replacement with a lower exercise price per share, (ii) cancel outstanding options under the Plan with exercise prices per share in excess of the then current Fair Market Value per share of Common Stock for consideration payable in equity securities of the Corporation or (iii)

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otherwise directly reduce the exercise price in effect for outstanding options under the Plan, without in each such instance obtaining stockholder approval.

V.	STOCK ISSUANCE TERMS

A. Shares of Common Stock may also be issued under the Discretionary Grant Program, either as vested or unvested shares, through direct and immediate issuances without any intervening option grants and without cash consideration payable for the shares. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be issued pursuant to share right awards or restricted stock units which entitle the recipients to receive the shares underlying those awards or units upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those awards or units. However, not more than fifty thousand (50,000) shares of Common Stock shall be issuable as such stock awards or pursuant to such restricted stock units. The terms and conditions of each such award or restricted stock unit, (including, without limitation, the applicable vesting schedule and vesting acceleration provisions) shall be determined by the Plan Administrator.

B. The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more restricted stock issuances or restricted stock unit awards so that the shares of Common Stock subject to those issuances or awards shall vest (or vest and become issuable) upon the achievement of certain pre-established corporate performance goals based on one or more of the following criteria: (1) return on total stockholder equity; (2) earnings per share of Common Stock; (3) net income or operating income (before or after taxes); (4) earnings before interest, taxes, depreciation and amortization; (5) earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, (6) sales or revenue targets; (7) return on assets, capital or investment; (8) cash flow; (9) market share; (10) cost reduction goals; (11) budget comparisons; (12) measures of customer satisfaction; (13) any combination of, or a specified increase in, any of the foregoing; (14) new product development or successful completion of research and development projects; and (15) the formation of joint ventures, research or development collaborations, or the completion of other corporate transactions intended to enhance the Corporation’s revenue or profitability or enhance its customer base. In addition, such performance goals may be based upon the attainment of specified levels of the Corporation’s performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of the Corporation’s business units or divisions or any Parent or Subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned.

C. The recipient shall have full stockholder rights with respect to any shares of Common Stock issued to him or her under the Plan, whether or not the recipient’s interest in those shares is vested. Accordingly, such individual shall have the right to vote such shares and

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to receive any dividends paid on such shares, subject to any applicable vesting requirements. The recipient shall not have any stockholder rights with respect to the shares of Common Stock subject to a restricted stock unit until that unit vests and the shares of Common Stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of Common Stock, on outstanding restricted stock unit or share right awards, subject to such terms and conditions as the Plan Administrator may deem appropriate.

D. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock or restricted stock units which would otherwise occur upon the cessation of the recipient’s Service or the non-attainment of the performance objectives applicable to those shares or units. Any such waiver shall result in the immediate vesting of the recipient’s interest in the shares of Common Stock or restricted stock units as to which the waiver applies. Such waiver may be effected at any time, whether before or after the recipient’s cessation of Service or the attainment or non-attainment of the applicable performance objectives. However, no vesting requirements tied to the attainment of performance objectives may be waived with respect to shares or units which were intended at the time of issuance to qualify as performance-based compensation under Code Section 162(m), except in the event of the recipient’s Involuntary Termination or in connection with a Change in Control.

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ARTICLE THREE

MISCELLANEOUS

I.	TAX WITHHOLDING

A. The Corporation’s obligation to deliver shares of Common Stock upon the exercise of options or the vesting of unvested shares under the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements.

B. The Plan Administrator may, in its discretion, provide one or more participants in the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes to which such participants may become subject in connection with the exercise of their options or the vesting of any unvested shares acquired by them under the Plan. Such right may be provided to any such participant in either or both of the following formats:

Stock Withholding: The election to have the Corporation withhold, from the vested shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or upon the vesting of any unvested shares acquired under the Plan, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by such person.

Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised for vested shares or at the time any unvested shares acquired under the Plan vest, one or more shares of Common Stock previously acquired by such person (other than in connection with the option exercise or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by such person.

II.	SHARE ESCROW/LEGENDS

Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the recipient’s interest in such shares vests or may be issued directly to the recipient with restrictive legends on the certificates evidencing those unvested shares.

III.	EFFECTIVE DATE AND TERM OF THE PLAN

A. This Restatement shall become effective on the Restatement Effective Date.

B. Subject to stockholder approval at the 2005 Annual Meeting, the Restatement shall effect the following changes to the Plan: (i) increase the number of shares of Common Stock reserved for issuance under the Plan by an additional seven hundred fifty thousand (750,000) shares, (ii) effect certain revisions to the terms and conditions governing

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future stock option grants made pursuant to the Plan and (iii) provide the Plan Administrator with more discretion in designing the provisions governing the treatment and disposition of outstanding options under the Plan in connection with a Change in Control. Should the Corporation’s shareholders not approve the Restatement at the 2005 Annual Meeting, then none of the changes and revisions effected to the Plan by the Restatement shall become effective.

C. Each option outstanding under the Plan immediately prior to the Restatement Effective Date shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Restatement shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock. However, one or more provisions of the Plan, including (without limitation) the vesting acceleration provisions of Article Two relating to Changes in Control may, in the Plan Administrator’s discretion, be extended to one or more of those options that do not otherwise contain such provisions.

D. The Plan as hereby amended and restated shall terminate upon the earliest to occur of (i) January 13, 2012, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully vested shares or (iii) the termination of all outstanding options and repurchase rights in connection with a Change in Control. Should the Plan terminate on January 13, 2012, then all option grants and unvested stock issuances outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

IV.	AMENDMENT OF THE PLAN

A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects, except with regard to Article II, Section IV hereof. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or other Plan participant consents to such amendment or modification. In addition, amendments to the Plan will be subject to stockholder approval to the extent required under applicable law or regulation or pursuant to the listing standards of the stock exchange (or the Nasdaq National Market) on which the Common Stock is at the time primarily traded.

B. Options may be granted under the Discretionary Grant Program that in involve shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided no shares shall actually be issued pursuant to those grants until the number of shares of Common Stock available for issuance under the Plan is sufficiently increased by stockholder approval of an amendment of the Plan authorizing such increase. If

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stockholder approval is required and is not obtained within twelve (12) months after the date the first excess grant made against such contingent increase, then any options granted on the basis of such excess shares shall terminate and cease to be outstanding.

V.	USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VI.	REGULATORY APPROVALS

A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock under the Plan shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options or other awards granted under it and the shares of Common Stock issued pursuant to it.

B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of applicable securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any Stock Exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

VII.	NO EMPLOYMENT/SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or other Plan participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or other participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

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APPENDIX

The following definitions shall be in effect under the Plan:

A. Board shall mean the Corporation’s Board of Directors.

B. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i) a merger, consolidation or other reorganization approved by the Corporation’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation’s outstanding voting securities immediately prior to such transaction,

(ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Corporation’s assets, or

(iii) the closing of any transaction or series of related transactions pursuant to which any person or any group of persons comprising a “group” within the meaning of Rule 13d-5(b)(1) of the 1934 Act (other than the Corporation or a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Corporation) becomes directly or indirectly the beneficial owner (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing (or convertible into or exercisable for securities possessing) more than fifty percent (50%) of the total combined voting power of the Corporation’s securities (as measured in terms of the power to vote with respect to the election of Board members) outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from the Corporation or the acquisition of outstanding securities held by one or more of the Corporation’s existing stockholders.

C. Code shall mean the Internal Revenue Code of 1986, as amended.

D. Common Stock shall mean the Corporation’s common stock.

E. Compensation Committee shall mean the Compensation Committee of the Board comprised of two (2) or more non-employee Board members.

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F. Corporation shall mean Bio-Imaging Technologies, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Bio-Imaging Technologies, Inc. which has by appropriate action assumed the Plan.

G. Discretionary Grant Program shall mean the discretionary grant program in effect under Article Two of the Plan pursuant to which stock options and other awards may be granted to one or more eligible individuals.

H. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

I. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

J. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on the NASDAQ National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock at the close of regular hours trading (i.e., before after- hours trading begins) on the NASDAQ National Market on the date in question, as such price is reported by the National Association of Securities Dealers. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock at the close of regular hours trading (i.e., before after-hours trading begins) on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

K. Family Member means, with respect to a particular Optionee or Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, bother-in-law or sister-in-law.

L. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

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M. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

(i) such individual’s involuntary dismissal or discharge by the Corporation (or any Parent or Subsidiary) for reasons other than Misconduct, or

(ii) such individual’s voluntary resignation following (A) a change in his or her position with the Corporation (or any Parent or Subsidiary) which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation (or any Parent or Subsidiary) without the individual’s consent.

N. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not in any way preclude or restrict the right of the Corporation (or any Parent or Subsidiary) to discharge or dismiss any Optionee or other person in the Service of the Corporation (or any Parent or Subsidiary) for any other acts or omissions, but such other acts or omissions shall not be deemed, for purposes of the Plan, to constitute grounds for termination for Misconduct.

O. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

P. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

Q. Optionee shall mean any person to whom an option is granted under the Discretionary Grant Program.

R. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

S. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

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T. Plan shall mean the Corporation’s 2002 Stock Incentive Plan, as amended and restated in this document.

U. Plan Administrator shall mean the particular entity, whether the Compensation Committee, the Board or the Secondary Board Committee, which is authorized to administer the Discretionary Grant Program with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under that program with respect to the persons under its jurisdiction.

V. Restatement shall mean the April 14, 2005 amendment and restatement of the Plan which effects the changes set forth in this document.

W. Restatement Effective Date shall mean the May 11, 2005 date on which the Restatement of the Plan is approved by the stockholders at the 2005 Annual Meeting.

X. Secondary Board Committee shall mean a committee of one or more Board members appointed by the Board to administer the Discretionary Grant Program with respect to eligible persons other than Section 16 Insiders.

Y. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

Z. Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary, whether now existing or subsequently established) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance. For purposes of the Plan, a person shall be deemed to cease Service immediately upon the occurrence of the either of the following events: (i) the person no longer performs services in any of the foregoing capacities for the Corporation or any Parent or Subsidiary or (ii) the entity for which the person is performing such services ceases to remain a Parent or Subsidiary of the Corporation, even though such person may subsequently continue to perform services for that entity. Service shall not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Corporation; provided, however, that should such leave of absence exceed three (3) months, then for purposes of determining the period within which an Incentive Option may be exercised as such under the federal tax laws, the Optionee’s Service shall be deemed to cease on the first day immediately following the expiration of such three (3)-month period, unless Optionee is provided with the right to return to Service following such leave either by statute or by written contract. Except to the extent otherwise required by law or expressly authorized by the Plan Administrator or the Corporation’s written policy governing leaves of absence, no Service credit shall be given for vesting purposes for any period the person is on a leave of absence.

AA. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

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BB. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

CC. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

DD. Withholding Taxes shall mean the applicable income and employment withholding taxes to which the holder of an option or unvested shares of Common Stock under the Plan may become subject in connection with the grant or exercise of those options or the vesting of those shares.

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